                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2004

                         Commission File Number 1-14959

                                BRADY CORPORATION
             (Exact name of registrant as specified in its charter)


          Wisconsin                                     39-0971239
  (State of Incorporation)                   (IRS Employer Identification No.)


                            6555 West Good Hope Road
                           Milwaukee, Wisconsin 53223
              (Address of Principal Executive Offices and Zip Code)


                                 (414) 358-6600
                         (Registrant's Telephone Number)

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


On July 1, 2004, Brady Corporation announced that it had successfully completed an offering of $150 million of 5.14 percent senior notes due 2014 in an offering exempt from the registration requirements of the Securities Act of 1933. The notes, which will be amortized over 7 years beginning in 2008, were offered and sold to institutional accredited investors in a private placement. Brady intends to use the net proceeds of the offering to reduce outstanding indebtedness under the Company's revolving credit facilities and to fund its ongoing strategic growth plan including the recent acquisition of EMED Company. Further information is included in Brady's press release filed as Exhibit 99 to this report and incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BRADY CORPORATION

Date: July 2, 2004                           /s/ David Mathieson
                                             -----------------------------------
                                             David Mathieson
                                             Vice President &
                                             Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER           DESCRIPTION
-------          -----------

99               Press Release of Brady Corporation dated July 1, 2004.